UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2008

GEEKS ON CALL HOLDINGS , INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-143931	20-8097265
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Post Office Box 1752 Smithfield, North Carolina		27577
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 271-3470

Lightview, Inc.
27 East 13th St. #4e
New York, NY 10003

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On January 23, 2008, our predecessor, Lightview, Inc., a Nevada corporation (“Lightview”), and Geeks On Call Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Lightview (“Geeks on Call”), entered into an Agreement and Plan of Merger. On January 23, 2008, Lightview merged with and into Geeks On Call, so that Lightview and Geeks On Call became a single corporation named Geeks On Call Holdings, Inc. (the “Surviving Corporation”), which exists under, and is governed by, the laws of the State of Delaware (the “Merger”).

As a result of the Merger, all of the assets, property, rights, privileges, powers and franchises of Lightview became vested in, held and enjoyed by the Surviving Corporation, the Surviving Corporation assumed all of the obligations of Lightview and we changed our name from “Lightview, Inc.” to “Geeks On Call Holdings, Inc.”

Item 3.03.    Material Modification to Rights of Security Holders.

Upon the effectiveness and as a result of the Merger, the Certificate of Incorporation and Bylaws of Geeks On Call Holdings became the Certificate of Incorporation and Bylaws of the Surviving Corporation.

In addition, each share of common stock, par value $0.001 per share, of Lightview that was issued and outstanding immediately prior to the Merger was converted into 1.43333333 issued and outstanding shares of common stock, par value $0.001 per share, of the Surviving Corporation (“Common Stock”) (with fractional shares rounded up to the nearest whole share), so that the holders of all of the issued and outstanding shares of common stock of Lightview immediately prior to the Merger are the holders of Common Stock of the Surviving Corporation. All shares of Geeks On Call Holdings owned by Lightview immediately prior to the Merger were surrendered to the Surviving Corporation and cancelled. Accordingly, as of the date of this Report there are 5,016,667 shares of Common Stock issued and outstanding.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated January 23, 2008, between Lightview, Inc., a Nevada corporation, and Geeks On Call Holdings, Inc., a Delaware corporation
2.2	Certificate of Ownership and Merger merging Lightview, Inc., a Nevada corporation, with and into Geeks On Call Holdings, Inc., a Delaware corporation
2.3	Articles of Merger merging Lightview, Inc., a Nevada corporation, with and into Geeks On Call Holdings, Inc., a Delaware corporation
3.1	Certificate of Incorporation of Geeks On Call Holdings, Inc., a Delaware corporation
3.2	Bylaws of Geeks On Call Holdings, Inc., a Delaware corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Geeks On Call Holdings, Inc.

Dated: January 23, 2008	By:	/s/ Ryan Goldstein
Name: Ryan Goldstein
Title: President, Treasurer and Director